UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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XENONICS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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XENONICS HOLDINGS, INC.

3186 Lionshead Avenue, Suite 100
Carlsbad, California 92010

June 1, 2010
Dear Shareholder:
You are cordially invited to attend the 2010 Annual Meeting of Shareholders of Xenonics Holdings, Inc. The meeting will be held at the Company’s offices at 3186 Lionshead Avenue, Carlsbad, California 92010, beginning at 10:00 A.M., local time, on Thursday, July 1, 2010.
The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes two items to be voted on by the shareholders. At the Annual Meeting, I will also report on Xenonics’ current operations and will be available to respond to questions from shareholders.
Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You are urged, therefore, to complete, sign, date and return the enclosed proxy card (or use telephone or internet voting procedures, if offered by your broker), even if you plan to attend the meeting.
I hope you will join us.

Sincerely,
/s/ Alan P. Magerman
Alan P. Magerman
Chairman of the Board

XENONICS HOLDINGS, INC.
3186 Lionshead Avenue, Suite 100
Carlsbad, California 92010
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on July 1, 2010
Notice is hereby given to the holders of common stock, $0.001 par value per share, of Xenonics Holdings, Inc. (“Xenonics” or the “Company”) that the Annual Meeting of Shareholders will be held on Thursday, July 1, 2010 at the Company’s offices at 3186 Lionshead Avenue, Carlsbad, California 92010, beginning at 10:00 A.M., local time, for the following purposes:
(1)	To elect five directors to serve until the 2011 Annual Meeting of Shareholders;
(2)	To ratify the selection of SingerLewak LLP as Xenonics’ independent registered public accounting firm for the fiscal year ending September 30, 2010; and
(3)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Only those shareholders of record at the close of business on May 20, 2010 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

By Order of the Board of Directors
June 1, 2010	/s/ Richard S. Kay
Richard S. Kay
Corporate Secretary
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON.

XENONICS HOLDINGS, INC.
3186 Lionshead Avenue, Suite 100
Carlsbad, California 92010
Annual Meeting of Shareholders to be Held on July 1, 2010

PROXY STATEMENT
This Proxy Statement is furnished to holders of the common stock, $0.001 par value per share, of Xenonics Holdings, Inc., a Nevada corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2010 Annual Meeting of Shareholders to be held at the Company’s offices at 3186 Lionshead Avenue, Carlsbad, California 92010, beginning at 10:00 A.M., local time, on Thursday, July 1, 2010, and at any postponement or adjournment of the Annual Meeting.
This Proxy Statement and the accompanying proxy card are first being mailed to our shareholders on or about June 1, 2010.
What is the purpose of the Annual Meeting?
At the Annual Meeting, shareholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement, which are the election of directors and the ratification of our appointment of the Company’s independent registered public accounting firm. In addition, management will report on our performance during fiscal 2009 and respond to questions from shareholders.
Who is entitled to vote at the Annual Meeting?
Only shareholders of record at the close of business on May 20, 2010 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.
What are the voting rights of the holders of our common stock?
Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting.
Brokers who hold shares of common stock for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange (the “NYSE”) are permitted by NYSE Rule 452 to vote their clients’ proxies in their own discretion on certain routine matters, such as the ratification of the selection of a company’s independent registered public accounting firm, if the clients have not furnished voting instructions within ten days of the Annual Meeting. However, Rule 452 defines various proposals such as the election of directors as “non-discretionary,” and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client’s shares on some but not all proposals at a meeting, the withheld votes are referred to as “broker non-votes.”
With regard to the election of directors, the five nominees receiving the greatest number of votes will be elected. Therefore, abstentions and broker non-votes will not affect the outcome of the election of directors.

Approval of the selection of SingerLewak LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and voting on the item, provided that the shares voting affirmatively must also constitute a majority of the required quorum for the Annual Meeting. Therefore, abstentions and broker non-votes will not affect the outcome of that proposal, assuming that the required vote described in the preceding sentence is obtained.
What constitutes a quorum?
Our Bylaws provide that the presence, in person or by proxy, at our Annual Meeting of the holders of a majority of the outstanding shares of our common stock will constitute a quorum.
For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Abstentions will count for purposes of establishing a quorum but will not count as votes cast for the election of directors or regarding any other proposal. Shares held by brokers who vote such shares on any proposal will be counted for purposes of establishing a quorum, and broker non-votes on other proposals will not affect the presence of a quorum. On the record date of May 20, 2010, there were 25,209,458 shares of our common stock issued and outstanding, and those shares are the only shares that are entitled to vote at the Annual Meeting.
What are the Board’s recommendations?
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendations of our Board of Directors are set forth together with the description of each proposal in this Proxy Statement. In summary, our Board of Directors recommends a vote:
•	“FOR” election of the directors named in this Proxy Statement (see Proposal I); and
•	“FOR” ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for fiscal 2010 (see Proposal II).
How will the enclosed proxy card be voted, and may I revoke my voting instructions?
If the enclosed proxy card is executed, returned in time and not revoked, the shares represented by the proxy card will be voted at the Annual Meeting and at any postponement or adjournment of the Annual Meeting in accordance with the directions indicated on the proxy card. IF NO DIRECTIONS ARE INDICATED, PROXIES WILL BE VOTED “FOR” ALL PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND, AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE ANNUAL MEETING, IN THE SOLE DISCRETION OF THE PROXY HOLDERS.
A shareholder who returns a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by (1) giving written notice of revocation to our Corporate Secretary, (2) properly submitting to us a duly executed proxy bearing a later date, or (3) appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: Xenonics Holdings, Inc., 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010, Attention: Corporate Secretary.
How may I request multiple sets of proxy materials if two or more shareholders reside in my household?
To minimize our expenses, one Proxy Statement and 2009 Form 10-K Report may be delivered to two or more shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly upon written or oral request a separate copy of the Proxy Statement and Form 10-K Report to a shareholder at a shared address to which a single copy of the Proxy Statement and Form 10-K Report was delivered. Requests for additional copies of the Proxy Statement and Form 10-K Report, and requests that in the future separate documents be sent to shareholders who share an address, should be directed by writing to Xenonics Holdings, Inc., 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010, Attention: Corporate Secretary, or by calling Lupita Anderson at (760) 477-8900.

How may I request a single set of proxy materials for my household?
If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address set forth in the preceding paragraph to request delivery of a single copy of these materials.
Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholders Meeting to be Held on July 1, 2010
This Proxy Statement, the accompanying proxy card our 2009 Form 10-K Report are also available on our website at http://www.xenonics.com.
PROPOSAL I
ELECTION OF DIRECTORS
The following is information concerning the nominees for election as directors. We believe that each nominee will be able to serve as a director. In the event that a nominee is unable to serve, the proxy holders will vote the proxies for such other nominee as they may determine.
Robert E. Petersen, who has served as a director since 2005, has advised us that he does not intend to stand for re-election as a director at the Annual Meeting and that his service as a director therefore will terminate on July 1, 2010. Allen K. Fox and Brad J. Shapiro, who are standing for election to the Board of Directors for the first time, were identified as candidates by the Company’s Chief Executive Officer and were recommended for election by the Company’s Nominating and Governance Committee.
Nominees
Alan P. Magerman. Mr. Magerman, age 75, founded Xenonics, Inc. in November 1996, and has been Chairman of Xenonics Holdings, Inc. since its acquisition of Xenonics, Inc. in July 2003, and he served as Chief Executive Officer of Xenonics Holdings, Inc. from July 2003 through April 2005 and from February 2009 to the present. Prior to founding Xenonics, Mr. Magerman was a founder and former chairman of Odyssey Sports, Inc., a privately held company engaged in the development and distribution of golf clubs from 1990 through 1995. Mr. Magerman was a consultant and director of NTN Communications, Inc., (NTN), a publicly held broadcasting and cable television company from 1984 through 1997.
Jeffrey P. Kennedy. Mr. Kennedy, age 56, has been a director and the President and Chief Operating Officer of Xenonics, Inc. since June 1997. Mr. Kennedy has held the same positions with Xenonics Holdings, Inc. since the acquisition of Xenonics, Inc. in July 2003. Prior to joining Xenonics, Inc., Mr. Kennedy held a variety of management positions with Mobil Corporation, including General Manager of the Mobil Chemical Plastics Division. He was educated at the University of Maine, receiving a BS degree in chemistry and an MS degree in chemical engineering.
Robert F. Buie. Mr. Buie, age 68, became a director of Xenonics, Inc. in December 1998, and has been a director of Xenonics Holdings, Inc. since the acquisition of Xenonics, Inc. in July 2003. Mr. Buie founded the Buie Group of Companies, a Southern California residential developer in 1983 and currently still serves as its Chief Executive Officer. From 1971 to 1983, he was a senior officer of Avco Communities, a major publicly traded homebuilder. Mr. Buie holds an MBA from Harvard University and a Civil Engineering degree from Virginia Polytechnic Institute.

Allen K. Fox, age 73, has been managing personal finances and providing consulting work for several public companies since 1995. Mr. Fox has also served as a director and/or officer for several charitable organizations during the last 40 years. He co-founded Odyssey Sports Co. in 1990 and was a director and an officer of that company. The company was sold in 1995. Mr. Fox also co-founded NYSE education company, Career Com, Corp. in 1969. He was a director and officer and sold his interest in 1989. From 1960 to 1969 he was a partner with an accounting firm. Mr. Fox graduated from Temple University in 1958.
Brad J. Shapiro, age 55, has been a principal in various businesses in the optical industry since 1990. He is currently a principal in C & E Vision Services, Inc, and Vision West, Inc., which together comprise the largest optical group purchasing organizations in the United States. He is also principal, co-founder and co-Chief Executive Officer of Rudy Project North America, L.P., the exclusive North American distributor of Rudy Project sport eyewear. From 1989 to 1990, Mr. Shapiro was a Managing Director of an investment-banking subsidiary of Cantor Fitzgerald and another investment banking firm. For seven years prior to that time, Mr. Shapiro was a corporate and securities lawyer at Skadden, Arps, Slate, Meagher & Flom, an international law firm, and certain other law firms. Mr. Shapiro holds a B.A. in Political Science from the University of Michigan and received his J.D. degree from the University of Michigan Law School in December 1990.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS.
Meetings of the Board of Directors and Committees
Board of Directors
The property, affairs and business of Xenonics Holdings, Inc. are conducted under the supervision and management of our Board of Directors as called for under the laws of Nevada and our Bylaws. Our Board of Directors has established a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee, each member of which is “independent” under the independence standards of both the NYSE Amex and the Securities and Exchange Commission (the “SEC”).
The Board of Directors held nine meetings during the 2009 fiscal year. Each director attended at least 75% of the aggregate of the total meetings of the Board and the total number of meetings of all Board committees on which he served that were held during the portion of the 2009 fiscal year in which he served as a director or served on such committees, as applicable.
Our Board of Directors has determined that directors Buie and Petersen are each “independent” under the independence standards of both the NYSE Amex and the SEC and have no material relationships with us (either directly or as a partner, shareholder or officer of any entity) that could be inconsistent with a finding of their independence as members of our Board of Directors or as members of our Audit Committee, Compensation Committee or Nominating and Governance Committee. Our Board of Directors has determined that, effective July 1, 2010 if they are elected as directors at the Annual Meeting, director nominees Fox and Shapiro will each be “independent” under the independence standards of both the NYSE Amex and the SEC and will have no material relationships with us (either directly or as a partner, shareholder or officer of any entity) that could be inconsistent with a finding of their independence as members of our Board of Directors or as members of our Audit Committee, Compensation Committee or Nominating and Governance Committee. Our Board of Directors also has determined that (1) Mr. Petersen, one of the independent directors currently serving on our Audit Committee, is an “audit committee financial expert” as defined by SEC rules and that (2) Mr. Fox, who is anticipated to serve as Chairman of our Audit Committee upon his election as a director, is an “audit committee financial expert” as defined by SEC rules.

The following table provides information concerning the current membership of our Board committees:

			Nominating and
	Audit	Compensation	Governance	Executive
Name	Committee	Committee	Committee	Committee

Alan P. Magerman				(4)

Jeffrey P. Kennedy				(4)

Robert E. Petersen	(1)	(2)	(3)

Robert F. Buie	(1)	(2)	(3)

(1)	These directors constitute the members of our Audit Committee. Mr. Petersen is the Chairman of the Committee.

(2)	These directors constitute the members of our Compensation Committee. Mr. Buie is the Chairman of the Committee.

(3)	These directors constitute the members of our Nominating and Governance Committee. Mr. Buie is the Chairman of the Committee.

(4)	These directors constitute the members of our Executive Committee. Mr. Magerman is the Chairman of the Committee.
Audit Committee
The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to:
•	The quality and integrity of our financial statements and reports;
•	The independent registered public accounting firm’s qualifications and independence; and
•	The performance of our internal audit function and independent registered public accounting firm.
The Audit Committee appoints the independent registered public accounting firm, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves permitted non-audit services provided by our independent registered public accounting firm, and reviews the independence of the independent registered public accounting firm. The Audit Committee’s responsibilities also include oversight activities described below under the “Report of the Audit Committee.” The Audit Committee’s Charter is on our website at www.xenonics.com.
The Audit Committee held four meetings during the 2009 fiscal year.
Compensation Committee
The Compensation Committee is authorized to review and make recommendations to the full Board of Directors relating to the annual salaries and bonuses of our officers and to determine in its sole discretion all grants of stock options, the exercise price of each option, and the number of shares to be issuable upon the exercise of each option under our stock option plans. The Committee also is authorized to interpret our stock option plans, to prescribe, amend and rescind rules and regulations relating to the plans, to determine the term and provisions of the respective option agreements, and to make all other determinations deemed necessary or advisable for the administration of the plans. The Compensation Committee’s Charter is on our website at www.xenonics.com.
The Compensation Committee held five meetings during the 2009 fiscal year.

Nominating and Governance Committee
The Nominating and Governance Committee assists our Board of Directors in discharging its duties relating to corporate governance and the compensation and evaluation of the Board. The purpose of the Committee is to (1) identify individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, (2) select, or recommend for the Board’s selection, the director nominees for each annual meeting of shareholders, (3) develop and recommend to the Board a set of corporate governance principles applicable to Xenonics, (4) oversee the annual evaluation of the Board and management, and (5) perform such other actions within the scope of the Committee’s Charter as the Committee deems necessary or advisable. A copy of the Nominating and Governance Committee’s Charter is available on our website at www.xenonics.com.
The Nominating and Governance Committee held two meetings during the 2009 fiscal year.
The Nominating and Governance Committee has not established any specific minimum qualifications for director candidates or any specific qualities or skills that a candidate must possess in order to be considered qualified to be nominated as a director. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. In making its nominations, our Nominating and Governance Committee generally will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.
Shareholder Recommendations of Director Candidates
The Nominating and Governance Committee will consider Board nominees recommended by shareholders. In order for a shareholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company as set forth under “Shareholder Proposals” below. Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). You must submit the nominee’s consent to be elected and to serve. The Nominating and Governance Committee may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.
Any recommendations in proper form received from shareholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.
Shareholder Communication with Board Members
Shareholders who wish to communicate with our Board members may contact us at our principal executive office at 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Board Members’ Attendance at Annual Meetings
Each director is expected to be present at the Annual Meeting of Shareholders. All of our four current directors attended the 2009 annual meeting.
Transactions with Related Persons
The Board of Directors has a policy, which is not set forth in writing, of reviewing, approving and monitoring any transactions between the Company and any of its directors, executive officers or other “related persons” as defined in applicable SEC rules.
Director nominee Allen K. Fox has been rendering consulting services to the Company since December 1, 2009 for a monthly fee of $5,000. Mr. Fox’s consulting services will terminate on July 1, 2010.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of the outstanding shares of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.
Based solely on our review of the copies of such forms received or written representations from the Reporting Persons, we believe that, with respect to the fiscal year ended September 30, 2009, all of the Reporting Persons complied with all applicable Section 16 filing requirements on a timely basis.
Beneficial Owners of More Than Five Percent of Xenonics’ Common Stock; Shares Held by Directors, Director Nominees and Executive Officers
The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 20, 2010 by (1) each person who is known by us to own beneficially more than five percent of our outstanding common stock; (2) each of our current directors and director nominees; (3) the executive officers listed below in the Summary Compensation Table; and (4) all current executive officers and directors as a group. The number of shares and the percentage of shares beneficially owned by each such person or group, as set forth below, include shares of common stock that such person or group had the right to acquire on or within sixty days after May 20, 2010 pursuant to the exercise of vested and exercisable options or warrants. References to options or warrants in the footnotes to the table below include only options or warrants to purchase shares that were exercisable on or within sixty days after May 20, 2010.

	Amount of Common
	Stock & Nature of		Percent of Ownership
Name of Beneficial Owner	Beneficial Ownership(1)		of Common Stock

Alan P. Magerman	770,758	(2)	3.0%

Jeffrey P. Kennedy	756,600	(3)	3.0%

Robert F. Buie	598,529	(4)	2.4%

Richard S. Kay	85,000	(5)	*

Robert E. Petersen	55,000	(6)	*

Allen K. Fox	100,000		*

Brad J. Shapiro	519,245	(7)	2.1%

Charles W. Hunter Former Chief Executive Officer	4,000	(8)	*

All current executive officers and directors as a group (5 persons)	2,265,887	(9)	8.7%

*	Less than 1.0%

(1)	The number of shares of common stock issued and outstanding on May 20, 2010 was 25,209,458 shares.

(2)
Includes 350,000 shares that Alan P. Magerman, a director and officer of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options. Mr. Magerman’s shareholdings also include 160,000 shares owned by his wife, Phyllis Magerman.

(3)	Includes 275,000 shares that Jeffrey P. Kennedy, a director and officer of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options.

(4)	Includes 65,000 shares that Robert F. Buie, a director of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options.

(5)	Includes 65,000 shares that Richard S. Kay, an officer of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options.

(6)	Includes 45,000 shares that Robert E. Petersen, a director of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options.

(7)
Includes the following shares with respect to which Brad J. Shapiro, a director nominee of Xenonics Holdings, Inc., has shared voting and investment power: (i) 35,000 shares held by a general partnership of which Mr. Shapiro is a 50% owner; (ii) 35,000 shares held by a trust for the benefit of Mr. Shapiro’s sister and for which Mr. Shapiro serves as a trustee; (iii) 369,245 shares held by three trusts for the benefit of Mr. Shapiro’s mother and for which Mr. Shapiro serves as a trustee.

(8)	Mr. Hunter resigned from his employment with the Company effective February 6, 2009.

(9)	Includes 800,000 shares that our current executive officers and directors have the right to acquire pursuant to stock options and warrants.
Executive Officers of Xenonics Holdings, Inc.
For biographical information regarding two of our executive officers, Alan P. Magerman and Jeffrey P. Kennedy, see “Proposal I — Election of Directors — Nominees.” For information concerning executive officers’ ownership of our common stock, see “Beneficial Owners of More Than Five Percent of Xenonics’ Common Stock; Shares Held by Directors, Director Nominees and Executive Officers.
Our Chief Financial Officer is Richard S. Kay, age 68. Mr. Kay joined Xenonics in May 2007 and has been our Chief Financial Officer, Secretary and Treasurer since then. From February 2001 through October 2006 he held the position of Chief Executive Officer of Pacer Technology. Mr. Kay graduated from the University of Wisconsin — Milwaukee with a BBA and majored in Accounting and Military Science. Early in his career he worked as a CPA in Wisconsin and California.

Executive Compensation
The following table sets forth the compensation for the fiscal years ended September 30, 2009 and September 30, 2008 for services rendered to us (including our subsidiary, Xenonics, Inc.) by our Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer:
Summary Compensation Table

								Nonqualified
							Non-Equity	Deferred
					Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary		Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)		($)	($)	($)(6)	($)	($)	($)	($)
Alan P. Magerman Chairman of the Board and	2009	$230,988	(1)	—	—	$92,037	—	—	—	$323,025
Chief Executive Officer	2008	$230,623	(2)	—	—	$63,905	—	—	—	$294,528

Jeffrey P. Kennedy Chief Operating Officer,	2009	$222,294	(3)	—	—	$57,523	—	—	—	$279,817
President and Director	2008	$242,167	(4)	—	—	$40,339	—	—	—	$282,506

Richard S. Kay	2009	$150,000		—	—	$27,036	—	—	—	$177,036
Chief Financial Officer	2008	$150,000		—	—	$25,634	—	—	—	$175,634

Charles W. Hunter Former Chief Executive Officer	2009	$93,218	(5)	—	—	—	—	—	—	$93,218
	2008	$200,000		—	—	$38,382	—	—	—	$238,382

(1)	Includes $17,000 of adjustments for vacation pay benefits paid for days accrued in excess of Company’s stated maximum.

(2)	Includes $24,751 of adjustments for vacation pay benefits paid for days accrued in excess of Company’s stated maximum.

(3)	Includes $8,306 of adjustments for vacation pay benefits paid for days accrued in excess of Company’s stated maximum.

(4)	Includes $36,295 of adjustments for vacation pay benefits paid for days accrued in excess of Company’s stated maximum.

(5)	Mr. Hunter resigned from his employment with the Company effective February 6, 2009. Accordingly, information for the 2009 fiscal year represents approximately five months of salary.

(6)
This column represents the dollar amount recognized for financial statement reporting purposes for the fair value of stock options granted to the named executive in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions, refer to Note 12 of our financial statements included in our Form 10-K filed for the year ended September 30, 2009. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be recognized by the named executive from these awards.

Stock Option Grants
The following table sets forth information as of September 30, 2009 concerning unexercised options, unvested stock and equity incentive plan awards for each of the executive officers named in the Summary Compensation Table.
OUTSTANDING EQUITY AWARDS AT YEAR ENDED SEPTEMBER 30, 2009

	Option Awards							Stock Awards
											Equity
										Equity	Incentive
										Incentive	Plan
					Equity					Plan	Awards:
					Incentive					Awards:	Market or
					Plan					Number of	Payout
					Awards:			Number	Market	Unearned	Value of
		Number of		Number of	Number of			of Shares	Value of	Shares,	Unearned
		Securities		Securities	Securities			or Units	Shares or	Units or	Shares, Units
		Underlying		Underlying	Underlying			of Stock	Units of	Other	or Other
		Unexercised		Unexercised	Unexercised	Option		That Have	Stock That	Rights	Rights That
		Options		Options	Unearned	Exercise	Option	Not	Have Not	That Have	Have Not
	Grant	(#)		(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Date	Exercisable		Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)

Alan P. Magerman	7-29-03	150,000				$0.88	07-29-13
Chairman of the Board and	10-11-04	62,000				$3.75	10-10-09
Chief Executive Officer	10-17-08			125,000		$0.73	10-16-13
	3-24-09	200,000				$0.65	3-23-14
	3-24-09			200,000		$0.65	3-23-14

	Total	412,000		325,000

Jeffrey P. Kennedy	7-29-03	150,000				$0.88	07-29-13
Chief Operating Officer	10-11-04	60,000				$3.75	10-10-09
President and Director	10-17-08			125,000		$0.73	10-16-13
	3-24-09	125,000				$0.65	3-23-14
	3-24-09			200,000		$0.65	3-23-14

	Total	335,000		325,000

Richard S. Kay	10-17-08			75,000		$0.73	10-16-13
Chief Financial Officer	3-24-09	40,000				$0.65	3-23-14
	3-24-09	25,000				$0.65	3-23-14

	Total	60,000		75,000

Charles W. Hunter			(1)
Former Chief Executive Officer

	Total	0

(1)	In accordance with the terms of Company’s Stock Option plans, all options granted to Mr. Hunter were terminated after his resignation.

Compensation of Directors
Prior to 2004, our non-employee directors did not receive any compensation for their services. When Robert E. Petersen became a director on April 15, 2005, we agreed to compensate him for his services. We issued Mr. Petersen stock options to purchase 15,000 shares of our common stock at an exercise price of $3.80 per share, which vested immediately. On September 22, 2009, these options were replaced with new options for 15,000 shares of our common stock at an exercise price of $0.63 per share, which vested immediately. We also agreed to pay $5,000 as an annual director’s fee, $500 for each committee meeting that he attends (if such committee meeting is not held in conjunction with a Board meeting), and $1,000 for each meeting of the Board of Directors that he attends. In addition, as Chairman of the Audit Committee Mr. Petersen receives an annual fee of $10,000. The fees are paid on a quarterly basis. Mr. Petersen received $21,000 for services for the fiscal year ended September 30, 2009.
Except with respect to Mr. Petersen’s compensation described in the preceding paragraph, we have not compensated our non-employee directors for their services. However, if Messrs. Fox and Shapiro are elected as directors at the Annual Meeting, we anticipate implementing a compensation program for them in connection with their service as non-employee directors.
The following table sets forth information concerning the compensation paid to our non-employee directors during 2009 for their services rendered as directors.
DIRECTOR COMPENSATION FOR FISCAL YEAR 2009

	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)(1)	($)	($)	($)	($)

Robert F. Buie	—	—	—	—	—	—	$0
Robert E. Petersen	$21,000	—	$6,291	—	—	—	$27,291

(1)
This column represents the dollar amount recognized for financial statement reporting purposes for the fair value of stock options granted to the named director in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions, refer to Note 12 of our financial statements included in our Form 10-K filed for the year ended September 30, 2009. This amount reflects our accounting expense for this award, and does not correspond to the actual value that may be recognized by the named director from this award.

Equity Compensation Plan Information
The following table provides information as of September 30, 2009 with respect to securities that may be issued under our equity compensation plans.

			Number of securities
			remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants and rights	warrants and rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,233,000	$1.46	118,000
Equity compensation plans not approved by security holders	550,000	$1.50	—

Total	2,783,000	$1.47	118,000

The equity compensation plans approved by the security holders are the 2003 Stock Option Plan of Xenonics Holdings, Inc. and the 2004 Stock Incentive Plan of Xenonics Holdings, Inc. Except as described in the following paragraphs, the Company had not adopted as of September 30, 2009, without the approval of security holders, any equity compensation plan under which securities of the issuer are authorized for issuance.
On September 5, 2006, the Company and a consultant entered into an agreement pursuant to which the consultant will provide consulting services relating to financial public relations enhancing the Company’s visibility in the financial community and introducing the Company and its products to possible merger candidates, financial institutions and other members of the investment community; and assisting Company personnel in preparing presentation materials in connection with meetings and conferences involving the investment community. As part of this agreement, the Company issued to the consultant a five year warrant, vested upon issuance to purchase 500,000 shares of the Company’s common stock at $1.60 per share (which exceeded the fair market value of the common stock as of August 31, 2006, the day before an oral agreement was made).
On March 16, 2009, the Company entered into an agreement with an independent firm for financial advisory services for a period of one year. As part of this agreement the Company issued a five-year warrant, vested upon issuance, to purchase 300,000 shares of the Company’s common stock at $0.50 per share (which exceeded the fair market value of the common stock as of the date of the agreement). Subsequently, on June 11, 2009, the Company engaged the same firm to assist in raising funds for working capital by August 31, 2009. While the Company was able to privately raise $525,000 in debt financing, this financing was not completed by the independent firm. On September 16, 2009, the Company and the independent firm mutually agreed to modify the warrant to an attainable performance level and reduce the number of warrants to 50,000.

Employment Agreements
Alan P. Magerman and Jeffrey P. Kennedy are our only employees who have employment agreements. Under his employment agreement, Mr. Magerman is to serve as the Chief Executive Officer of Xenonics, Inc., and Mr. Kennedy is to serve as President and Chief Operating Officer of Xenonics, Inc. Both employment agreements were entered into by Xenonics, Inc. as of January 1, 2003 and, except as set forth below, are substantially identical. Neither employment agreement has a fixed term or expiration date. Instead, Mr. Magerman’s agreement will continue until 24 months after either he or Xenonics, Inc. gives the other notice of termination. Likewise, Mr. Kennedy’s agreement will continue until 12 months after either he or Xenonics gives the other notice of termination. Both agreements provide for base compensation of $180,000 per year, to be adjusted annually according to the Consumer Price Index. In addition, if either Mr. Magerman or Mr. Kennedy is terminated for any reason other than for cause, the agreements require that they must be paid the remaining balances due to them under the agreements as liquidated damages. Although the foregoing employment agreements were entered into with Xenonics, Inc. and not Xenonics Holdings, Inc., Mr. Magerman and Mr. Kennedy are currently also providing the services required by those employment agreements to Xenonics Holdings, Inc. without additional compensation.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller. You can obtain a copy of the Code, without charge, by writing to our Corporate Secretary at Xenonics Holdings, Inc., 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010. A copy of the Code is also available on our website at www.xenonics.com.
Report of the Audit Committee
Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.
The responsibilities of the Audit Committee include providing oversight to the financial reporting process of Xenonics Holdings, Inc. through periodic meetings with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal controls, and financial reporting matters. The management of Xenonics Holdings, Inc. is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and its independent registered public accounting firm.
The Audit Committee has reviewed and discussed with senior management the audited financial statements of Xenonics Holdings, Inc. that are included in the fiscal year 2009 Annual Report on Form 10-K. Management has confirmed to the Audit Committee that such financial statements (1) have been prepared with integrity and objectivity and are the responsibility of management and (2) have been prepared in conformity with accounting principles generally accepted in the United States.
The Audit Committee discussed with SingerLewak LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has reviewed the written disclosures and letter from SingerLewak LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence and has discussed with SingerLewak LLP their independence from the Company.

Based on the review and discussions described above with respect to the audited financial statements of Xenonics Holdings, Inc., the Audit Committee recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009.
It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee relied on (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.
Respectfully submitted,
Audit Committee
Robert E. Petersen
Robert F. Buie
PROPOSAL II
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Accounting Fees
Aggregate fees billed to us by SingerLewak LLP with respect to our 2008 and 2009 fiscal years were as follows:

	2008	2009
Audit Fees	$85,000	$80,000
Audit-Related Fees	50,000	45,000
Tax Fees	—	—
All Other Fees	—	—

Total	$135,000	$125,000

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that Xenonics Holdings, Inc. paid for professional services for the audit of our consolidated financial statements included in our Form 10-K and for services that are normally provided by the registered public accounting firm in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

All of the audit-related services and other services described in the above table were pre-approved by our Audit Committee. The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services performed for us by SingerLewak LLP. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. Pursuant to this policy, the Audit Committee delegated such authority to the Chairman of the Audit Committee. All pre-approval decisions must be reported to the Audit Committee at its next meeting.
Shareholder Ratification of the Appointment of SingerLewak LLP
The Audit Committee of the Board of Directors has approved SingerLewak LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending September 30, 2010. We are not required to seek shareholder approval for the appointment of our independent registered public accounting firm. However, the Audit Committee and the full Board of Directors believe it to be sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of SingerLewak LLP will be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF SINGERLEWAK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2010.
OTHER MATTERS
Shareholder Proposals
Any proposal that a Xenonics Holdings, Inc. shareholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) at our next annual meeting of shareholders to be held in 2011 must be received by us on or before February 1, 2011. Notice of shareholder proposals submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by us after April 18, 2011. Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the 2011 Proxy Statement. All proposals described in this paragraph should be sent to Xenonics Holdings, Inc., 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010, Attention: Corporate Secretary.
Expenses of Solicitation
Xenonics Holdings, Inc. will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may be solicited by our directors, officers and other employees, personally or by telephone, facsimile or email. Such persons will not be compensated separately for these solicitation activities.
Miscellaneous
Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

Annual Report
A copy of our Annual Report on Form 10-K, without exhibits, for the year ended September 30, 2009 that we filed with the Securities and Exchange Commission accompanies this Proxy Statement. Copies of the Form 10-K exhibits are available without charge. Shareholders who would like such copies should direct their requests in writing to: Xenonics Holdings, Inc., 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010, Attention: Corporate Secretary.

By Order of the Board of Directors
June 1, 2010	/s/ Richard S. Kay
Richard S. Kay
Corporate Secretary

P R O X Y
XENONICS HOLDINGS, INC.
a Nevada Corporation
ANNUAL MEETING OF SHAREHOLDERS
July 1, 2010
Please mark, sign, date and return the Proxy promptly using the enclosed envelope or fax to (801) 277-3147
1. For the election as directors of the nominees listed below, except to the extent that authority is specifically withheld.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
Nominees: Robert F. Buie, Jeffrey P. Kennedy, Alan P. Magerman, Allen K. Fox and Brad J. Shapiro
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2. Proposal to ratify the appointment of SingerLewak LLP as the company’s independent registered public accounting firm.

☐ For	☐ Against	☐ Abstain
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Dated

Signature	Number of Shares

Signature if Held Jointly

Note:
Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer. If the shares are owned by a partnership, sign in the name of the partnership by an authorized person

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For the Annual Meeting of Shareholders on July 1, 2010
The undersigned hereby appoints Alan P. Magerman and Jeffrey P. Kennedy, or either of them, as proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Xenonics Holdings, Inc. held of record by the undersigned on May 20, 2010 at the Annual Meeting of Shareholders to be held at the Company’s offices at 3186 Lionshead Avenue, Carlsbad, California 92010, on Thursday, July 1, 2010, beginning at 10:00 a.m. (local time), or any adjournment or postponement thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for the election of the five director nominees listed on the other side of this Proxy and for the one other proposal that is listed on the other side of this Proxy.
(To be signed on the reverse side)